Exhibit 99

Best Buy Provides Update on Second Quarter Performance and
Fiscal 2023 Outlook

MINNEAPOLIS, July 27, 2022 -- Best Buy Co., Inc. (NYSE: BBY) today announced business updates related to the company’s second quarter ending July 30, 2022 (Q2 FY23) financial performance and fiscal 2023 outlook.

“As we’ve said, we entered the year expecting our fiscal 2023 financial results to be softer than last year as we lap government stimulus support and unusually strong consumer electronics industry demand while we continue to invest in our future,” said Corie Barry, Best Buy CEO. “As high inflation has continued and consumer sentiment has deteriorated, customer demand within the consumer electronics industry has softened even further, leading to Q2 financial results below the expectations we shared in May.”

The company expects Q2 FY23 comparable sales1 to decline approximately 13%, with revenue approximately 7.5% higher than pre-pandemic Q2 FY20. This compares to 19.6% comparable sales growth in Q2 FY22. The company expects its Q2 non-GAAP operating income rate2 to be in a range around 3.7%. Additionally, the company expects its Q2 ending inventory balance to be approximately flat to the same period last year.

“As the macro environment continues to evolve, we are proactively managing the day-to-day operations while maintaining our focus on our long-term strategy and growth initiatives,” said Barry. “While our financial results are not where we expected them to be this year, our sales continue to be higher than they were pre-pandemic. We remain a strong, profitable company with a unique position in an extremely innovative, vibrant industry that is more relevant than ever in the lives of consumers. We are confident in our team and our strategy and excited about the opportunities ahead.”

Matt Bilunas, Best Buy CFO, said, “As we contemplate the back half of the year, based on the ongoing uncertainty as it relates to macro-economic conditions and consumer electronics demand, it is difficult to assess the duration of the softer sales environment and the impact on our business. Our current planning assumptions for fiscal 2023 include a comparable sales1 decline in a range around 11% and a non-GAAP operating income rate2 of approximately 4%. This compares to our previous guidance of a comparable sales decline of 3% to 6% and a non-GAAP operating income rate of 5.2% to 5.4%. The primary drivers of our current non-GAAP operating income rate planning assumption compared to our previous guidance is SG&A expense deleverage on the reduced sales outlook, and, to a lesser degree, additional gross profit rate pressure from increased promotional activity in the consumer electronics industry.”

In response to the current sales environment, the company will continue to actively assess further actions to manage profitability. From a capital allocation perspective, the company remains committed to its quarterly dividend of $0.88 per share and has paused share repurchases at this time.

The company will provide additional business updates when it releases its Q2 FY23 results on August 30, 2022.

Notes:

(1) The method of calculating comparable sales varies across the retail industry. As a result, our method of calculating comparable sales may not be the same as other retailers’ methods. For additional information on comparable sales, please see our most recent Annual Report on Form 10-K, and our subsequent Quarterly Reports on Form 10-Q, filed with the Securities and Exchange Commission, and available at www.investors.bestbuy.com.

(2) A reconciliation of the projected non-GAAP operating income rate, which is a forward-looking non-GAAP financial measure, to the most directly comparable GAAP financial measure, is not provided because the company is unable to provide such reconciliation without unreasonable effort. The inability to provide a reconciliation is due to the uncertainty and inherent difficulty predicting the occurrence, the financial impact and the periods in which the non-GAAP adjustments may be recognized. The most directly comparable GAAP measure may include the impact of such items as restructuring charges; price-fixing settlements; goodwill impairments; gains and losses on investments; intangible asset amortization; certain acquisition-related costs; and the tax effect of all such items. Historically, the company has excluded these items from non-GAAP financial measures. The company currently expects to continue to exclude these items in future disclosures of non-GAAP financial measures and may also exclude other items that may arise (collectively, “non-GAAP adjustments”). The decisions and events that typically lead to the recognition of non-GAAP adjustments, such as a decision to exit part of the business or reaching settlement of a legal dispute, are inherently unpredictable as to if or when they may occur. For the same reasons, the company is unable to address the probable significance of the unavailable information, which could be material to future results.

Estimated Results for Fiscal 2023 and Q2 FY23

The expected financial results included in this press release reflect management’s current estimates. It has provided estimates for these metrics but has not yet completed the closing procedures for the quarter and its independent registered public accounting firm has not yet reviewed the financial statements for this period or the estimates in this press release. Accordingly, the expected results for this period reflect management’s current estimates and are subject to change pending finalization, and actual results could differ materially as the company finalizes such results.

Forward-Looking and Cautionary Statements:

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that reflect management’s current views and estimates regarding future market conditions, company performance and financial results, operational investments, business prospects, new strategies, the competitive environment and other events. You can identify these statements by the fact that they use words such as "anticipate," "assume," "believe," "estimate," "expect," "guidance," "intend," "outlook," "plan," "project" and other words and terms of similar meaning. Such statements reflect our current views and estimates with respect to future market conditions, company performance and financial results, return of capital, operational investments, business prospects, new strategies, the competitive environment and other events. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the potential results discussed in such forward-looking statements. Readers should review Item 1A, Risk Factors, of our Annual Report on Form 10-K for the fiscal year ended January 29, 2022, for a description of important factors that could cause our actual results to differ materially from those contemplated by the forward-looking statements made in this release. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: the duration and scope of the COVID-19 pandemic and its resurgences and the impact on demand for our products and services; levels of consumer confidence; interruptions and other supply chain issues; inflation/rising product costs; any material disruption in our relationship with or the services of third-party vendors, risks related to our exclusive brand products and risks associated with vendors that source products outside of the U.S.; macroeconomic pressures in the markets in which we operate (including but not limited to the effects of COVID-19, increased levels of inventory loss due to organized crime, petty theft or otherwise, fluctuations in housing prices, energy markets, and jobless rates and those related to the conflict in Ukraine); future outbreaks, catastrophic events, health crises and pandemics; susceptibility of our products to technological advancements, product life cycles and launches; conditions in the industries and categories in which we operate; changes in consumer preferences, spending and debt; competition (including from multi-channel retailers, e-commerce business, technology service providers, traditional store-based retailers, vendors and mobile network carriers); our ability to attract and retain qualified employees; changes in market compensation rates; our expansion strategies; our focus on services as a strategic priority; our reliance on key vendors and mobile network carriers (including product availability); our ability to maintain positive brand perception and recognition; our company transformation; our mix of products and services; our ability to effectively manage strategic ventures, alliances or acquisitions; our ability to effectively manage our real estate portfolio; trade restrictions or changes in the costs of imports (including existing or new tariffs or duties and changes in the amount of any such tariffs or duties); our reliance on our information technology systems; our dependence on internet and telecommunications access and capabilities; our ability to prevent or effectively respond to a cyber-attack, privacy or security breach; product safety and quality concerns; changes to labor or employment laws or regulations; risks arising from statutory, regulatory and legal developments (including tax statutes and regulations); risks arising from our international activities (including those related to the conflict in Ukraine); failure to effectively manage our costs; our dependence on cash flows and net earnings generated during the fourth fiscal quarter; pricing investments and promotional activity; economic or regulatory developments that might affect our ability to provide attractive promotional financing; constraints in the capital markets; changes to our vendor credit terms; changes in our credit ratings; and general economic uncertainty in key global markets and worsening of global economic conditions or low levels of economic growth. We caution that the foregoing list of important factors is not complete. Any forward-looking statements speak only as of the date they are made, and we assume no obligation to update any forward-looking statement that we may make.

Investor Contact:	Media Contact:
Mollie O'Brien	Carly Charlson
mollie.obrien@bestbuy.com	carly.charlson@bestbuy.com